UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

ContextLogic Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56773	27-2930953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2648 International Blvd., Ste 301
Oakland, California		94601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 965-8476

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LOGC	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement Amendment

As previously disclosed, on August 4, 2026, ContextLogic Holdings, LLC, a Delaware limited liability company (“Holdings”), of which ContextLogic Holdings Inc. (OTCQB: LOGC) (“ContextLogic,” or the “Company”) is the managing member, entered into a Stock Purchase Agreement (the “Purchase Agreement”) with EagleTree-Gaylord Management Investment, L.P., a Delaware limited partnership (“Seller”), EagleTree-Gaylord Holdings Corp., a Delaware corporation (the “Target Company”), and GCH Buyer, Inc., a Delaware corporation and indirect, wholly-owned subsidiary of Holdings (“Buyer”). The Purchase Agreement provides that, following satisfaction or waiver of certain conditions, Buyer will purchase from Seller all of the outstanding shares (other than certain rollover shares) of the Target Company (the “Transaction”) for $850 million in cash, subject to customary adjustments.

On October 22, 2026, Holdings, Seller, the Target Company and Buyer entered into an amendment (the “Amendment”) to the Purchase Agreement. The Amendment increases the aggregate rollover of Target Company shares directly or indirectly into Holdings equity from $2.0 million to $7.0 million, and makes certain conforming changes to the Purchase Agreement to reflect the increased rollover. The rollover holders are MFR Holdings, L.L.C., an entity affiliated with the chief executive officer of the Target Company, and Big Plan C LLC, an entity affiliated with a prior chief executive officer of the Target Company.

The foregoing description of the Amendment is only a summary of the material terms, does not purport to be complete, and is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 8.01. Other Events.

As previously disclosed, the Company plans to conduct a rights offering. The record date, subscription ratio, expiration date and other terms of the rights offering will be described in a registration statement, including a prospectus, to be filed with the Securities and Exchange Commission. Any offer of the subscription rights or the securities issuable upon exercise of the subscription rights will be made only by means of the prospectus forming part of the registration statement, once such registration statement is declared effective. The Company currently expects the closing of the Transaction to occur in late 2026 or the first quarter of 2027.

Forward-looking Statements

This communication includes forward-looking statements, including statements relating to the potential transaction, such as the time period to consummate the potential transaction, and the planned rights offering. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “predict,” “should,” “will,” “expect,” “potential,” “project,” “proposed,” “forecast,” “goal,” “target,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated; potential delays in consummating the potential transaction, including as a result of regulatory approvals; ContextLogic’s ability to integrate the operations of the Target Company’s business in a successful manner and in the expected time period; the possibility that any of the anticipated benefits of the potential transaction will not be realized or will not be realized on the anticipated terms and within the expected time period; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; risks that the anticipated tax treatment of the potential transaction is not obtained; unforeseen or unknown liabilities; customer, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the potential transaction that could be instituted against ContextLogic or its directors; the possibility that the potential transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the potential transaction on the parties’ business relationships and business generally; risks that the potential transaction disrupts current plans and operations of ContextLogic and potential difficulties in employee retention and hiring as a result of the potential transaction, as well as the risk of disruption of ContextLogic’s or the Target Company’s management, including the diversion of management’s time and attention to completion of the potential transaction and integration matters, and business disruption during the pendency of, or following, the potential transaction; certain restrictions during the pendency of the potential transaction that may impact ContextLogic’s and the Target Company’s ability to pursue certain business opportunities or strategic transactions; negative effects of this announcement, and the pendency or completion of the potential transaction on the market price of ContextLogic’s common stock and/or operating results; rating agency actions and ContextLogic’s ability to access short- and long-term debt and equity markets on a timely and affordable basis; the risk that actual results of the Target Company’s business may differ materially from preliminary results; the cost and reputational impact caused by any US Salt product recalls; future financial performance; future liquidity and operating expenditures; financial condition and results of operations; the risk that the actual results for the quarter ended June 30, 2026 may differ materially from our preliminary estimates as a result of changes to assumptions and estimates, the completion of review of internal controls over financial reporting or other quarter-end and year-end procedures; and the risks described in Part I, Item 1A “Risk Factors” of ContextLogic’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent filings with the SEC. All forward-looking statements set forth in this communication are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this communication speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1

Amendment to Stock Purchase Agreement, dated October 22, 2026, by and among ContextLogic Holdings, LLC, EagleTree-Gaylord Management Investment, L.P., EagleTree-Gaylord Holdings Corp. and GCH Buyer, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ContextLogic Holdings Inc.

Date:	October 22, 2026	By:	/s/ Mark Ward
Mark Ward President Principal Executive Officer